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▪ ▪ • • • • • 7 Min to Uptown Charlotte Light Rail

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104

Cousins


lendingtree
lendingtree

VANTAGE SOUTH END ACQUISITION

Charlotte, NC

November 2024

VANTAGE SOUTH END ACQUISITION

LIFESTYLE OFFICE PROPERTY IN THE HEART OF SOUTH END CHARLOTTE







ACQUISITION PRICE[1]	$328.5MM ($514/SF)
SIZE	639K SF
YEAR BUILT	2021/2022
LEASED/OCCUPANCY	97.4%
W.A. LEASE TERM	9.2 YRS
12-MONTH CASH/GAAP YIELD[2]	7.4%/8.4%

- A new lifestyle office property curated to meet the needs of today's workforce
- Two eleven-story towers with 45K SF of retail space, recently developed by The Spectrum Cos., overlooking a 1-acre park
- Highly-amenitized with 18 outdoor terraces, fitness and conference centers, and numerous on-site dining options
- Near Cousins' existing RailYard property and South End Station development parcel
- Easily accessible to Charlotte light rail as well as major traffic arteries/highways
- Diverse rent roll, including several corporate headquarters, with strong lease term
  - Major customers include LendingTree, Alston & Bird, Hartford Insurance, CBRE, Allspring Global Investments and Grant Thornton

Cousins

1. Cousins is under contract to acquire Vantage South End. The transaction is expected to close in December, subject to customary closing conditions.
2. The property benefits from brownfield tax incentives that burn off in 2028. The 12-month cash/GAAP yield excluding these credits is 7.2%/8.2%.

SOUTH END

HISTORIC INDUSTRIAL AREA TRANSFORMED INTO A LEADING SUN BELT OFFICE MARKET


RailYard
South End Station
Charlotte Light Rail
Vantage South End
7 Min to Uptown
VANTAGE RETAILERS
CULINARY DROPOUT
UPTOWN Yolk
SIXTY VINES
DRAM & DRAUGHT
WATERBEAN COFFEE
Toastique

SOUTH END STATS

- 13K Residents
- 9,600 Apartments
- 1.3MM SF Retail
- 148 Restaurants
- 11 Breweries

- South End has transformed into one of Charlotte's most innovative and energetic neighborhoods over the past decade
- Proximity to Uptown, access to the Charlotte light rail and walkability to popular retail and restaurants have fueled its growth

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2023, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. These forward-looking statements include information about the Company's possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future acquisitions of investments in real estate debt; future development and redevelopment opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; future occupancy or volume and velocity of leasing activity; entry into new markets, changes in existing market concentrations, or exits from existing markets; future changes in interest rates and liquidity of capital markets; and all statements that address operating performance, events, investments, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders.

Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; any changes to our credit rating; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, developments, investments, or dispositions; the effect of common stock or operating partnership unit issuances, including those undertaken on a forward basis; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Tampa, Charlotte, Phoenix, Dallas, and Nashville, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the preferences of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; volatility in interest rates (including the impact upon the effectiveness of forward interest rate contract arrangements) and insurance rates; inflation; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); supply chain disruptions, labor shortages, and increased construction costs; risks associated with security breaches through cyberattacks, cyber intrusions or otherwise, as well as other significant disruptions of our information technology networks and related systems, which support our operations and our buildings; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements, including the Americans with Disabilities Act and similar laws or the impact of any investigation regarding the same; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust or meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; potential changes to the tax laws impacting REITs and real estate in general; risks associated with climate change and severe weather events, as well as the regulatory efforts intended to reduce the effects of climate changes and investor and public perception of our efforts to respond to the same; the impact of newly adopted accounting principles on our accounting policies and on period-to-period comparisons of financial results; risks associated with possible federal, state, local, or property tax audits; and those additional risks and environmental or other factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company.

The risks set forth above are not exhaustive. The Annual Report on Form 10-K for the year ended December 31, 2023, including Part I, Item 1A. Risk Factors, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, including Part II, Item 1A. Risk Factors, include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all risk factors, nor can we assess the potential impact of all risk factors on our business or the extent to which any factors, or any combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. Given the uncertainties and risks discussed and referenced herein, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Investors should also refer to our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K for future periods, and our Current Reports on Form 8-K as we file such reports with the SEC, and to other materials we may file with or furnish to the SEC, for a discussion of risks and uncertainties that may cause actual results, performance, or achievements to differ materially from those expressed or implied by any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.



Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326